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                                                                    EXHIBIT 99
                      	MONTHLY SERVICERS CERTIFICATE
                         	SERVICER: NATIONSBANK, N.A.
                    	NATIONSBANK AUTO OWNER TRUST 1996-A


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
Collection Period							                                             June 1997
Determination Date							                                               7/8/97
Deposit Date							                                                    7/14/97
Distribution Date							                                               7/15/97

Pool Balance
Pool Balance on the close of the last day of the preceding
 Collection Period						                                      1,352,197,701.37
Less:	Collections and Liquidation Proceeds allocable to
      Principal		                             				               60,862,066.98
    		Purchase Amount allocable to Principal						                        0.00
    		Realized Losses						                                       1,866,229.52
                                                              ----------------
Pool Balance on the close of the last day of the Collection
 Period		                                      					          1,289,469,404.87
Collections allocable to Principal received from Collection
 Period up to and including the Second Business Day
 immediately preceding the Current Determination Date             8,642,250.63
                                                              ----------------
Pool Balance as of the Second Business Day immediately
preceding the Current Determination Date 							              1,280,827,154.24
Original Pool Balance							                                  2,136,187,667.91
Pool Factor 			                                                				59.9585502%

Portfolio Balances and Pool Factors		    			   	Beginning            	End
                                      							   of Period       	  of Period
                                         -------------------------------------
		   Class A-1 Note Balance					                -                       -
   		Class A-1 Pool Factor			              		0.0000000	              0.0000000
   		Class A-2 Note Balance					       536,630,402.40 	        477,591,486.33
	   	Class A-2 Pool Factor				              	0.7212774	              0.6419240
	   	Class A-3 Note Balance					       457,323,000.00 	        457,323,000.00
		   Class A-3 Pool Factor				              	1.0000000	              1.0000000
		   Class A-4 Note Balance					       175,000,000.00 	        175,000,000.00
   		Class A-4 Pool Factor			              		1.0000000	              1.0000000
		   Class B-1 Certificate Balance				  96,129,000.00           96,129,000.00
   		Class B-1 Pool Factor		              			1.0000000	              1.0000000
		   Class B-2 Certificate Balance					 74,783,667.91 	         74,783,667.91
   		Class B-2 Pool Factor				              	1.0000000	              1.0000000

		   Weighted Average Coupon					                                 	10.3633000%
		   Weighted Average Original Term					                                 	60.5
	   	Weighted Average Remaining Term					                                	38.7


Collections

Interest:
   		Collections and Liquidation Proceeds allocable to
     interest	                                                   11,334,202.26
   		Recoveries						                                               165,004.74
   		Purchase Amount allocable to Interest						                          0.00
                                                              ----------------
			          Total Interest Collections					                     11,499,207.00
   		Advances for the related Distribution Date						             1,978,827.28
   		Less:  Outstanding Advances to be reimbursed						           1,671,667.66
                                                              ----------------
        		Available Interest		  			                              11,806,366.62

Principal:
   		Collections and Liquidation Proceeds allocable to
     Principal (for the Collection Period)	  					               60,862,066.98
   		Purchase Amount allocable to Principal  (for the
     Collection Period)	                                             					0.00
  	 	Collections allocable to Principal received up to and
     including the Second Business Day immediately preceding
     the Current Determination Date	                         					8,642,250.63
    			Less:   Prior Month Collections allocable to Principal
               up to and including the Second Business Day
               immediately preceding the Current Determination
               Date	                                         				12,331,631.06
                                                              ----------------
			    Available Principal		 	                                   57,172,686.55

			    Available Funds				                                       68,979,053.17
Regular Principal (equals Available Principal plus Realized
 Losses)		                                  					                59,038,916.07

Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted
 Receivables 			                                                				114,122.75
Servicing Fee (inc. unpaid amount from prior periods)					      		1,126,831.42
Noteholder Amounts
    	Class A-1 Monthly Interest						                                     0.00
   	 Class A-1 Interest Carryover Shortfall					                          0.00
                                                              ----------------
     	     		Total 					                                                  0.00

		   Class A-2 Monthly Interest					                             	2,739,051.01
		   Class A-2 Interest Carryover Shortfall						                         0.00
                                                              ----------------
           		Total 			                                          		2,739,051.01

		   Class A-3 Monthly Interest				                             		2,429,528.44
		   Class A-3 Interest Carryover Shortfall						                         0.00
                                                              ----------------
			          Total                                           					2,429,528.44

		   Class A-4 Monthly Interest						                               966,145.83
		   Class A-4 Interest Carryover Shortfall					                         	0.00
                                                              ----------------
			          Total					                                             966,145.83

			          Total Accrued Note Interest					                     6,134,725.28

   		Class A-1 Monthly Principal 					                                   	0.00
		   Class A-1 Principal Carryover Shortfall						                        0.00
                                                              ----------------
			          Total					                                                   0.00

		   Class A-2 Monthly Principal						                           59,038,916.07
		   Class A-2 Principal Carryover Shortfall 						                       0.00
                                                              ----------------
           		Total				                                          	59,038,916.07

   		Class A-3 Monthly Principal					                                    	0.00
   		Class A-3 Principal Carryover Shortfall 						                       0.00
                                                              ----------------
          			Total					                                                   0.00

   		Class A-4 Monthly Principal						                                    0.00
   		Class A-4 Principal Carryover Shortfall						                        0.00
                                                              ----------------
			          Total				                                                   	0.00

          			Total Noteholders' Principal Payment Amount					    59,038,916.07

Certificateholder Amounts
		   Class B-1 Monthly Interest						                               540,725.63
		   Class B-1 Interest Carryover Shortfall						                         0.00
                                                              ----------------
		           Total			                                             		540,725.63

		   Class B-2 Monthly Interest				                               		428,448.10
		   Class B-2 Interest Carryover Shortfall					                         	0.00
                                                              ----------------
			          Total				                                             	428,448.10

          			Total Accrued Certificate Interest					                969,173.73

		   Class B-1 Monthly Principal						                                    0.00
		   Class B-1 Principal Carryover Shortfall 					                       	0.00
                                                              ----------------
          			Total					                                                   0.00

		   Class B-2 Monthly Principal						                                    0.00
		   Class B-2 Principal Carryover Shortfall 						                       0.00
                                                              ----------------
          			Total					                                                   0.00

			          Total Certificateholders' Principal Distribution
             Amount		 		                                                 	0.00

Total required distributable amount                       							67,383,769.25
Less: Total Available Funds						                               	68,979,053.17
                                                              ----------------
Net Available Funds   (Shortfall) Excess					                   		1,595,283.92
Withdrawal from Reserve Account (If Shortfall)						                     	0.00
Deposit to Reserve Account (If Excess)						                     	1,595,283.92

Distributions
Deposit to the Collection Account
    	Available Interest				                                    		11,806,366.62
	   	Available Principal			                                   			57,172,686.55
	   	Withdrawal from Reserve Account					                                	0.00
	   	Less:  Amounts to be withheld by Servicer
			         a)   Reimbursement of Outstanding Advances on
                 Defaulted Receivables				                         	114,122.75
       			  b)   Servicing Fee				                               	1,126,831.42
                                                              ----------------
   		Net Deposit to Collection Account					                     	67,738,099.00

Deposit to Note Payment Account
   		Class A-1 Interest Distribution					                                	0.00
		   Class A-2 Interest Distribution					                        	2,739,051.01
   		Class A-3 Interest Distribution 				                       		2,429,528.44
   		Class A-4 Interest Distribution				                          		966,145.83
   		Class A-1 Principal Distribution				                               		0.00
	   	Class A-2 Principal Distribution			                      			59,038,916.07
   		Class A-3 Principal Distribution					                               	0.00
		   Class A-4 Principal Distribution				                               		0.00
                                                              ----------------
		        	Total Deposit to Note Payment Account				            	65,173,641.35

Deposit to Certificate Distribution Account
   		Class B-1 Interest Distribution 					                         	540,725.63
	   	Class B-2 Interest Distribution 					                         	428,448.10
		   Class B-1 Principal Distribution 					                              	0.00
		   Class B-2 Principal Distribution 			                              			0.00
                                                              ----------------
			        Total Deposit to Certificate Distribution Account   					969,173.73

Deposit to Reserve Account 		                                					1,595,283.92


Specified Reserve Account Balance
Greater of:
   		(i) Sum of:
			       (a) Percentage applicable times			           	4.00%
			           Pool Balance as of the last day of
              the prior Collection Perio	 less
              Principal collected up to and
              including the second Business
              Day	preceding the most recent
              Determination Date	            	1,280,827,154.24  	51,233,086.17
                                              ----------------
			           and,
       			(b) Specified Interest Reserve Amount
              (Three months interest	                         				2,907,521.17
                                                              ----------------
              on the Certificates if Notes are Outstanding)		 			54,140,607.34
			           and
	   	(ii) Lesser of:
			       (a) $26,702,346.					                                  26,702,346.00
			           and
       			(b) Aggregate outstanding Note Principal Balance
              and Aggregate sum of Certificate Balances		    	1,280,827,154.24

		    Specified Reserve Account Balance					                    	54,140,607.34

Reserve Account Reconciliation
    	Beginning Balance  (Initial Balance is 2.5% of Original
     Pool Balance)                                         						56,502,163.98
   		Deposit from Available Interest and Available Principal						1,595,283.92
   		Investment Earnings						                                      242,092.46
   		Less:
			       Accrued and unpaid Servicing Fees					                          0.00
			       Amounts to be distributed to Securityholders'				              	0.00
                                                              ----------------
   		Balance					                                               	58,339,540.36
		   Less: Withdrawal by holder of Contingent Payment Right
           of Excess of Reserve Account Balance Over
           Specified Reserve Account Balance			                			4,198,933.02
                                                              ----------------
   		Ending Balance	                                        					54,140,607.34

   		Interest Reserve Amount		                                				2,907,521.17
	   	Available Reserve Amount					                              	51,233,086.17




Instructions to the Trustee

  		Amount to be deposited from the Collection Account into
    the Note Payment Account				                               		65,173,641.35

		  Amount to be deposited from the Collection Account into
    the Certificate Distribution Account		                      				969,173.73

		  Amount to be deposited from the Collection Account into
    the Reserve Account			                                     			1,595,283.92

		  Amount to be deposited from the Reserve Account to the
    account of the holder of the Contingent Payment Right					   	4,198,933.02

		  Amount to be deposited from the Reserve Account into the
    Collection Account		                                              				0.00

Net Loss and Delinquency Activity

Realized Losses							                                            1,866,229.52
Net Loss Ratio (annualized)
    	For the current Collection Period			                             			1.55%
	   	For the preceding Collection Period					                           	1.24%
		   For the second preceding Collection Period					                    	1.34%
                                                               ---------------
Average Net Loss Ratio (Specified Reserve Account Balance
increases if greater than 1.50%)						                                  	1.38%

Delinquency Analysis
						                                        	Number of        	Principal
					                                         		 Loans	          Balance
                                                 -----           -------
 	   30 to 59 days past due 		                			2420	           25,412,306.91
		   60 to 89 days past due 					                 492	            5,374,833.59
		   90 or more days past due 				               	511            	5,895,617.30
                                            ----------------------------------
	          		Total		                           		3423           	36,682,757.80

Collateral Repossessed and Held by the Trust
(included in above Delinquency Amounts)		     				392	            4,381,928.35


Delinquency Ratio including Repossessions
   		For the current Collection Period					                             	0.87%
	   	For the preceding Collection Period						                           0.83%
		   For the second preceding Collection Period					                    	0.77%
                                                              ----------------
Average Delinquency Ratio (Specified Reserve Account
Balance increases if greater than 1.25%)  		                        					0.82%

Loss and Delinquency Trigger Indicator						                               	NO

Equity Percentage		                                                					17.57%

Repurchased Receivables		                                            					0.00
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